                                                             EXHIBIT (h)(25)(c)

                              Amendment No. 7 to
                       Administrative Services Agreement
                       Franklin Templeton Services, LLC
                    American General Life Insurance Company

The Administrative Services Agreement, dated as of July 1, 1999, by and among Franklin Templeton Services, Inc., and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment No. 7 is executed effective as of August 31, 2007.

                                          FRANKLIN TEMPLETON SERVICES, LLC

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                          AMERICAN GENERAL LIFE INSURANCE
                                          COMPANY

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

[Corporate Seal]                          Attest:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                  Schedule B

                        Administrative Expense Payments

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

                                                                  Beginning of
                                                                   Period for
     Product Name                                                Computation of
#    1933 Act No.          Funds of the Trust           Fee Rate      Fee
-    ------------ ------------------------------------  -------- --------------
  01 AG Legacy    Class 2 Shares                          0.15%      7/1/99
     Plus VUL     Templeton Foreign Securities Fund
     333-89897    Franklin Small-Mid Cap Growth
                  Securities Fund
  02 Legacy Plus  Class 2 Shares                          0.15%      7/1/99
     VUL          Franklin Small-Mid Cap Growth
     333-53909    Securities Fund
                  Templeton Developing Markets
                  Securities Fund
                  Templeton Foreign Securities Fund
  03 Platinum     Class 2 Shares                          0.15%     11/1/01
     Investor I   Franklin U.S. Government Fund
     VUL          Mutual Shares Securities Fund
     333-42567    Templeton Foreign Securities Fund
  04 Platinum     Class 2 Shares                          0.15%      5/1/03
     Investor II  Franklin Small Cap Value Securities
     VUL          Fund
     333-103361   Franklin U.S. Government Fund
                  Mutual Shares Securities Fund
                  Templeton Foreign Securities Fund
  05 Platinum     Class 2 Shares                          0.15%      5/1/03
     Investor III Franklin Small Cap Value Securities
     VUL          Fund
     333-43264    Franklin U.S. Government Fund
                  Mutual Shares Securities Fund
                  Templeton Foreign Securities Fund
  06 Platinum     Class 2 Shares                          0.15%      5/1/03
     Investor     Franklin Small Cap Value Securities
     PLUS VUL     Fund
     333-82982    Franklin U.S. Government Fund
                  Mutual Shares Securities Fund
                  Templeton Foreign Securities Fund
  07 Platinum     Class 2 Shares                          0.15%      5/1/03
     Investor     Franklin Small Cap Value Securities
     Survivor     Fund
     VUL          Franklin U.S. Government Fund
     333-90787    Mutual Shares Securities Fund
                  Templeton Foreign Securities Fund

                                                                  Beginning of
                                                                   Period for
      Product Name                                               Computation of
 #    1933 Act No.         Funds of the Trust           Fee Rate      Fee
 -    ------------ -----------------------------------  -------- --------------
   08 Platinum     Class 2 Shares                         0.15%      5/1/03
      Investor     Franklin Small Cap Value Securities
      Survivor II  Fund
      VUL          Franklin U.S. Government Fund
      333-65170    Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
   09 Platinum     Class 2 Shares                         0.15%      7/1/99
      Investor     Templeton Global Asset Allocation
      Variable     Fund
      Annuity      Templeton Foreign Securities Fund
      333-70667
   10 The One      Class 2 Shares                         0.15%      7/1/99
      VUL          Franklin Small-Mid Cap Growth
      Solution     Securities Fund
      333-87307    Templeton Developing Markets
                   Securities Fund
   11 Platinum     Class 2 shares:                        0.15%     1/15/04
      Investor     Franklin Small Cap Value Securities
      Immediate    Fund
      VA           Franklin U.S. Government Fund
      333-109206   Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
   12 Platinum     Class 2 shares                         0.15%     1/15/04
      Investor     Franklin Small Cap Value Securities
      FlexDirector Fund
      333-109613   Franklin U.S. Government Fund
                   Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
   13 Corporate    Class 2 shares                         0.15%      7/1/04
      America      Franklin Small Cap Value Securities              8/31/07
      333-80191    Fund                                             8/31/07
                   Franklin U.S. Government Fund                    8/31/07
                   Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
   14 Platinum     Class 2 shares:                        0.15%     1/15/05
      Investor IV  Franklin Small Cap Value Securities
      VUL          Fund
      333-118318   Franklin U.S. Government Fund
                   Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
   15 Platinum     Class 2 shares:                        0.15%      2/1/06
      Investor     Franklin Small Cap Value Securities
      VIP VUL      Fund
      333-129552   Franklin U.S. Government Fund
                   Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
   16 American     Class 1 shares:                        0.15%      4/3/06
      General      Franklin Small Cap Value Securities
      Signature II Fund

                                                                  Beginning of
                                                                   Period for
      Product Name                                               Computation of
 #    1933 Act No.         Funds of the Trust           Fee Rate      Fee
 -    ------------ -----------------------------------  -------- --------------
   17  AIG         Class 2 shares:                        0.15%     8/31/07
       Corporate   Franklin Small Cap Value Securities
       Investor    Fund
       333-143072  Franklin U.S. Government Fund
                   Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
   18  AIG         Class 2 shares:                        0.15%     10/1/07
       Income      Franklin Small Cap Value Securities
       Advantage   Fund
       VUL         Mutual Shares Securities Fund
       333-144594